UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Coherent Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

II-VI Incorporated

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

II-VI Incorporated (the “Company”) filed with the Pennsylvania Department of State an amendment (the “Amendment”) to its Articles of Incorporation in order to change its name to “Coherent Corp.” effective on September 8, 2022, as previously announced. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, the Company adopted Amended and Restated Bylaws effective on September 8, 2022 (the “Amended and Restated Bylaws”) in order to reflect the change in the Company’s name as set forth in the Amendment. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

Effective September 8, 2022, the Company’s common stock, no par value (the “Common Stock”), began trading under the ticker symbol “COHR” on the Nasdaq Global Select Market.

Also on September 8, 2022, the Company issued a press release announcing the effectiveness of the previously announced change in the Company’s name to “Coherent Corp.” and the change in the ticker symbol for the Common Stock on the Nasdaq Global Select Market to “COHR”. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 3.1	Articles of Amendment, effective September 8, 2022

Exhibit 3.2	Amended and Restated Bylaws, effective September 8, 2022

Exhibit 99.1	Press release, dated September 8, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: September 8, 2022	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer